UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            February 12, 2003
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                              Date of Report
                     (Date of Earliest Event Reported)

                          OXFORD TECHNOLOGIES INC.
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          (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
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                (State or Other Jurisdiction of Incorporation)

           000-49854                                   04-3615974
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     (Commission File Number)             (IRS Employer Identification No.)

                   80 Wall Street, Suite 818, New York, NY 10005
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         (Address of Principal Executive Offices, including ZIP Code)

                                (212) 809-1200
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             Registrant's Telephone Number, including Area Code

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01.  Changes in Registrant's Certifying Accountant

Oxford Technologies Inc. (the "Company") was originally incorporated on March 8, 2002, as a blank check company for the purpose of either merging with or acquiring an operating company with operating history and assets. On February 12, 2003, the Company entered into a share exchange agreement with Great
Admirer Ltd. to acquire all capital stock of Axiom Manufacturing Services Ltd. (the "Merger"). Axiom Manufacturing Services Ltd. ("Axiom"), formerly Aiwa Wales Manufacturing Ltd., is an operating electronics manufacturing service provider in the United Kingdom. As a result of the Merger, Axiom becomes the Company's wholly owned subsidiary, and the shareholders of Axiom became the Company's controlling shareholders. The Merger was accounted for as a reverse acquisition under accounting principles generally accepted in the United States. After completion of the Merger, the Company filed prior historical financial information of Axiom, on a stand-alone basis, for the years prior to the acquisition (12/31/2002). The Registrant's continuing operations will reflect the consolidated operations of the Company and its wholly owned subsidiary, Axiom, commencing on January 1, 2003.

Prior to the Merger, as auditor of record of the subsidiary, Axiom
Manufacturing Services Ltd., Haines Watts of the U.K audited and opined on the financial statements of Axiom in accordance with the UK GAAP. After the Merger, the Company retained Demetrius & Company L.L.C. of Wayne, New Jersey as its independent public accounting firm to audit in accordance with generally accepted auditing standards in the United States of America, the financial statements of Axiom, prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") at December 31, 2002,
March 31, 2002 and March 31, 2001 and for the nine month period ended December 31, 2002 and for the two year period ended March 31, 2002 in connection with the Company's acquisition of Axiom. Although Haines Watts continues to perform audit services under UK GAAP for Axiom, as a subsidiary of the Company, for UK reporting purposes, it is no longer the principal auditor of the Company on a post-merger basis, a change in accountants occurred in connection with the reverse merger. Because Haines Watts audited and opined on the pre-merger UK GAAP financial statements of Axiom for the nine months ended December 31, 2002, Haines Watts was deemed as the auditor of record of Axiom prior to the Merger. Since Haines Watts is no longer auditing and rendering opinion on the financial statements of Axiom for the SEC reporting purpose, the Company considers that Haines Watts' services have been terminated for SEC reporting purpose as of the date of the Merger.

Haines Watts' reports on Axiom's financial statements as of and for the nine months ended December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the most recent fiscal year ended December 31, 2002, and in the subsequent interim periods through the date of dismissal on February 13, 2003, there were no disagreements with Haines Watts on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Haines Watts' satisfaction, would have caused Haines Watts to make reference to the subject matter of the disagreements in its reports on Axiom's financial statements for such years. During the year ended December 31, 2002, and through February 13, 2003, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

On June 17, 2003, the Company engaged Demetrius & Company L.L.C. ("Demetrius
& Co.") as its independent registered public accounting firm to audit in accordance with generally accepted auditing standards in the United States of America, the financial statements of Axiom, prepared in conformity with accounting principles generally accepted in the United States of America
("US GAAP") at December 31, 2002, March 31, 2002 and March 31, 2001 and for the nine month period ended December 31, 2002 and for the two year period ended March 31, 2002 in connection with the Company's acquisition of Axiom. The decision to appoint Demetrius & Co. was approved by the Board of Directors of the Company.

Prior to their engagement, neither the Company nor anyone on behalf of the Company had previously consulted with Demetrius & Co. in any matter regarding either Haines Watts in any matter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; and neither was a written report nor oral advice provided to Axiom that Haines Watts concluded was an important factor considered by Axiom in reaching a decision as to the accounting, auditing or financial reporting issued; or (iii) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv)(A) of Regulation S-B, respectively, between Axiom and Haines Watts, the Company's previous principal independent accountant, as there were no such disagreements, or any other reportable event as defined in Item 304(a)(1)(iv) (B)of Regulation S-B.

During the Company's two most recent fiscal years, and any later interim period up to and including the date on which the relationship with Haines Watts ceased, the Company has not received any written report nor any oral advice concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

The Company has provided Haines Watts with a copy of the above statements under Item 4.01 of the Form 8-K. The Company has requested that Haines Watts furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the aspects in which it does not agree. A copy of such letter from Haines Watts is filed as Exhibit 16.1 to this Form 8-K.


Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit 16.1. Letter from Haines Watts regarding agreement with the statements made in this Form 8-K.



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OXFORD TECHNOLOGIES INC.


By: /s/ Jacinta Sit
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Jacinta Sit, President

Date:  May 13, 2005